Fees Summary	Sep. 09, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 250,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	36,900.00
Total Offset Amount	0.00
Net Fee	$ 36,900.00
Final Prospectus	false